Exhibit 10.37

SIXTH AMENDMENT TO
PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

THIS SIXTH AMENDMENT TO PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (“Amendment”) is entered into at San Diego, California as of May 27, 2003 between H. G. FENTON COMPANY, a California corporation which acquired title as H. G. Fenton Material Company (“Seller”), and BIOSITE INCORPORATED, a Delaware corporation (“Buyer”), with reference to the following

R E C I T A L S:

A.                                   Seller and Buyer are the parties to a Purchase Agreement and Escrow Instructions dated as of December 7, 2001 and previously amended as of February 12, February 14, June 10, 2002, and January 24 and April 25, 2003 (“Agreement”), relating to certain real property in the Carroll Canyon area of San Diego, California as depicted on Exhibit A to the Agreement (“Land”). Initially capitalized terms not otherwise defined in this Amendment have the same meanings as in the Agreement, as previously amended. Pursuant to the Agreement, the parties have established Escrow No. 51943-PM with Stewart Title of California, Inc. as Escrow Holder.

B.                                     The parties wish to extend the date for the First Closing from May 29 to June 17, 2003.

THE PARTIES AGREE:

1.                                       First Closing.  The First Closing, i.e., the closing for Lots 7 & 8, shall take place on or before June 17, 2003, without the need for further notice from Seller.

2.                                       Other Matters of Agreement.

(a)                                  This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one instrument.

(b)                                 Except to the extent modified hereby, all provisions of the Agreement as previously amended shall remain in full force and effect.

Seller:		Buyer:

H. G. FENTON COMPANY, a California corporation		BIOSITE INCORPORATED, a Delaware corporation

By:	/s/ Michael P. Neal	By:	/s/ Michael Dunbar
Its:	President and CEO	Its:	Director of Facilities

By:	/s/ Allen Jones	By:
Its:	Vice President	Its: